UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2006

                                    DVL, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     1-8356                  13-2892858
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(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)

70 East 55th Street, 7th Floor, New York, NY                     10022
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code    (212) 350-9900


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 24, 2006, the town of Kearny, New Jersey (the "Town"), approved an agreement (the "Agreement") between DVL, Inc. (the "Company") and the Town, pursuant to which the Town agreed to designate DVL as the conditional redeveloper of a portion of the Passaic Avenue Redevelopment Area located in the Town (such portion, the "Property"), a substantial portion of which Property is currently owned by the Company. The conditional designation shall remain in effect until the earlier of January 15, 2007 or the date of execution and delivery by the parties of a definitive redevelopment agreement. Pursuant to the Agreement, among other things, the Company is required to obtain letters of interest from prospective tenants and lenders or other financing sources, prepare conceptual plans and a developmental timetable and negotiate with an adjacent property owner. In addition, the Agreement requires the Company during the conditional designation period to negotiate the terms of a definitive redevelopment agreement; provided, however, that the Agreement expressly provides that the Town is under no obligation to enter into such a definitive redevelopment agreement with the Company. The Agreement is terminable by the Town on seven days written notice for failure by the Company to comply with the terms of the Agreement. In addition, the Company has the right to terminate the Agreement prior to December 15, 2006 if its due diligence investigation of the Property proves to be unsatisfactory for any reason. There can be no assurance that the Town will elect to enter into a definitive redevelopment agreement with the Company pursuant to which the Company will be designated as the redeveloper of the Property, that the Town and the Company can negotiate and enter into a definitive redevelopment agreement on terms acceptable to the Company, that the Company will satisfactorily complete its due diligence investigation of the Property or that the Company will be able to obtain financing to fund the development of the Property on acceptable terms or at all or that the Company will be able to meet all of the other required criteria pursuant to the Agreement. Under the Agreement, the Company agreed to pay the Town's costs and expenses and the Company deposited $10,000 in escrow to cover such costs and expenses, which could exceed the amount of such escrowed funds.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DVL, INC.

                                             By: /s/ Henry Swain
                                                 -------------------------------
                                             Name: Henry Swain
                                             Title: Executive Vice President
                                                    and Chief Financial Officer

Date: October 27, 2006